SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) November 2, 2004

                              Avatar Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Texas                     000-32925                    75-2763037
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

 5728 LBJ Freeway, Suite 270, Dallas, Texas                       75240
  (Address of principal executive offices)                      (Zip code)

                                 (214) 972-1800


              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



Item 4.01 Changes in Registrants Certifying Accountant
------------------------------------------------------

     (a) On November 2, 2004, Hein & Associates LLP declined to stand for reelection as the Registrant's independent registered public accounting firm. On November 10, 2004, Avatar Systems, Inc. (the "Registrant") engaged Whitley Penn as its independent registered public accounting firm for the fiscal year ending December 31, 2004.

     (b) The report of Hein & Associates LLP on the Registrant's financial statements for the fiscal year ended December 31, 2003, contained no adverse opinion or disclaimer of opinion nor was it qualified as to audit scope or accounting principles.

     (c) The Registrant's Board of Directors made the decision to engage Whitley Penn.

     (d) In connection with the prior audit for the fiscal year ended December 31, 2003, and from December 31, 2003 to November 2, 2004, there have been no disagreements with Hein & Associates LLP on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Whitley Penn with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Hein & Associates LLP review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------


Exhibit Number               Exhibit
--------------------------------------------------------------------------------
99.1                         Letter from Hein & Associates, LLP
--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Avatar Systems, Inc.
Date: November 12, 2004                   /s/ Robert C. Shreve, Jr.
                                          --------------------------------------
                                          Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer